UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014

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COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As reported in Item 8.01 below, on January 1, 2014, Community Bankers Trust Corporation, a Delaware corporation (“CBTC Delaware”), merged with and into its wholly owned subsidiary, CBTC Virginia Corporation, a Virginia corporation (“CBTC Virginia”) (the “Reincorporation Merger”). The purpose of the Reincorporation Merger was to change CBTC Delaware’s state of incorporation from Delaware to Virginia.

As part of the Reincorporation Merger, CBTC Virginia changed its name from “CBTC Virginia Corporation” to “Community Bankers Trust Corporation”. The rights and obligations of the parties were set forth in an Agreement and Plan of Reincorporation and Merger, dated as of May 13, 2013, between CBTC Delaware and CBTC Virginia (the “Merger Agreement”). As discussed also under Item 8.01 below, as a result of the Reincorporation Merger, and by operation of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), CBTC Virginia is the successor issuer to CBTC Delaware, and CBTC Virginia’s common stock is deemed to be registered under Section 12(b) of the Exchange Act.

As used in this Report, the term “Registrant” refers to CBTC Virginia, as the surviving entity after the Reincorporation Merger and as successor to CBTC Delaware.

In connection with the Reincorporation Merger, the Registrant became the successor to CBTC Delaware in the Capital Purchase Program offered by the United States Department of the Treasury (“Treasury”) under its Troubled Asset Relief Program. Immediately prior to the effective time for the Reincorporation Merger (the “Effective Time”), Treasury held 10,680 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of CBTC Delaware (the “CBTC Delaware Preferred Stock”) and a warrant to purchase 780,000 shares of CBTC Delaware’s common stock at an exercise price of $3.40 (the “CBTC Delaware Warrant”). Accordingly, on January 1, 2014, the Registrant, CBTC Delaware and Treasury entered into a merger side letter agreement (the “TARP Merger Letter Agreement”) under which the Registrant agreed to assume the due and punctual performance and observance of CBTC Delaware’s covenants, agreements, and conditions under that certain Letter Agreement, dated as of December 19, 2008, by and between Treasury and CBTC Delaware, incorporating the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”) and all ancillary documents to such agreement.

In addition, the Registrant and Treasury entered into an American Recovery and Reinvestment Act side letter agreement, dated January 1, 2014 (the “ARRA Letter Agreement”), affirming that

•	in the event of inconsistency between the terms of the American Recovery and Reinvestment Act of 2009, including any rules or regulations promulgated thereunder (collectively, the “ARRA”), and the Securities Purchase Agreement and the related warrant and preferred stock certificate of designations, the ARRA shall control;

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•	the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008 as implemented by the Interim Final Rule on TARP Standards for Compensation and Corporate Governance, as amended by the ARRA or otherwise from time to time, will apply to the Registrant; and

•	the Registrant will be permitted to repay the preferred shares issued to Treasury in accordance with the ARRA.

Copies of the TARP Merger Letter Agreement, the Securities Purchase Agreement and the ARRA Letter Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report and are incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Reincorporation Merger, and as contemplated by the TARP Merger Letter Agreement, on January 1, 2014, the Registrant issued to Treasury 10,680 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “New Preferred Stock”) in exchange for the previously issued and outstanding 10,680 shares of CBTC Delaware Preferred Stock.  The terms of the New Preferred Stock are identical to the previously outstanding CBTC Delaware Preferred Stock. The New Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum until February 15, 2014, and 9% per annum thereafter. Similar to the CBTC Delaware Preferred Stock, the New Preferred Stock has a $1,000 per share liquidation preference and the shares are generally non-voting. The Registrant may redeem, at its option, the New Preferred Stock at par value plus accrued and unpaid dividends.

The description of the New Preferred Stock contained in this Report is a summary and is qualified in its entirety by reference to the full text of the designations, preferences, and relative rights of the New Preferred Stock contained in its Certificate of Designations, which is filed as Exhibit 3.2 to this Report and incorporated by reference into this Item 3.02.

In addition, on January 1, 2014, the Registrant issued to Treasury a new warrant (“New Warrant”) to replace Treasury’s previously outstanding warrant to purchase 780,000 shares of CBTC Delaware’s common stock.  Consistent with the previous warrant, the New Warrant has an initial per share exercise price of $3.40 and provides Treasury the right to purchase 780,000 shares of the Registrant’s common stock. The New Warrant provides for an adjustment of the exercise price and the number of shares of the Registrant’s common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of the Registrant’s common stock, and upon certain issuances of the Registrant’s common stock at or below a specified price relative to the initial exercise price. The New Warrant expires December 19, 2018.

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The description of the New Warrant contained in this Report is a summary and is qualified in its entirety by reference to the full text of the New Warrant, which is filed as Exhibit 4.1 to this Report and incorporated by reference into this Item 3.02.

The issuance of each of the New Preferred Stock and the New Warrant is exempt from registration pursuant to Section 4(2) and Section 3(a)(9) of the Securities Act of 1933, as amended.  The Registrant has not engaged in general solicitation or advertising with regard to the issuances of such securities and has not offered securities to the public in connection with the issuances.  No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, and such exchange was only made with Treasury, its existing security holder.

Item 3.03	Material Modifications to Rights of Security Holders.

Issuance of Preferred Stock

As reported in Item 3.02 above, on January 1, 2014, the Registrant issued to Treasury 10,680 shares of New Preferred Stock in exchange for the previously issued and outstanding shares of CBTC Delaware Preferred Stock. Similar to the restrictions contained under the previously outstanding CBTC Delaware Preferred Stock, upon issuance of the New Preferred Stock, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (defined below) and Parity Stock (defined below) will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on the New Preferred Stock.

“Junior Stock” means the Registrant’s common stock and any other class or series of stock of the Registrant the terms of which expressly provide that it ranks junior to the New Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant.

“Parity Stock” means any class or series of stock of the Registrant the terms of which do not expressly provide that such class or series will rank senior or junior to the New Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant (in each case without regard to whether dividends accrue cumulatively or noncumulatively).

Change in State of Incorporation

As reported in Item 8.01 below, on January 1, 2014, CBTC Delaware merged with and into CBTC Virginia in order to change CBTC Delaware’s state of incorporation from Delaware to Virginia.

As provided by the Merger Agreement, at the Effective Time, each share of CBTC Delaware’s issued and outstanding common stock was automatically converted into one fully paid and nonassessable share of common stock of the Registrant. Furthermore, each share of CBTC Delaware Preferred Stock was converted into one fully paid and nonassessable share of New Preferred Stock, with the same terms and preferences as the CBTC Delaware Preferred Stock.

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A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report and incorporated by reference into this Item 3.03.

Prior to the Reincorporation Merger, CBTC Delaware’s corporate affairs were governed by Delaware corporate law and its certificate of incorporation and bylaws (the “Delaware Charter and Bylaws”), each of which were adopted under Delaware law. Pursuant to the Merger Agreement and in connection with the Reincorporation Merger, the articles of incorporation, as amended and restated (including the certificate of designations for the New Preferred Stock), of CBTC Virginia in effect immediately prior to the Effective Time (the “Virginia Charter”) became the articles of incorporation of the Registrant. In addition, the bylaws, as amended and restated, of CBTC Virginia in effect immediately prior to the Effective Time (the “Virginia Bylaws”) became the bylaws of the Registrant. Accordingly, the constituent instruments defining the rights of holders of the Registrant’s common stock will now be the Virginia Charter and the Virginia Bylaws. In addition, as a result of the Reincorporation Merger, Virginia corporate law will generally be applicable in the determination of the rights of the Registrant’s shareholders.

A copy of the Virginia Charter (which includes the certificate of designations for the New Preferred Stock) is filed as Exhibits 3.1 and 3.2 to this Report and incorporated by reference into this Item 3.03. A copy of the Virginia Bylaws is filed as Exhibit 3.3 to this Report and incorporated by reference into this Item 3.03. As part of the Reincorporation Merger, the Registrant changed its name from “CBTC Virginia Corporation” to “Community Bankers Trust Corporation”.

In addition and as discussed under Item 8.01 below, as a result of the Reincorporation Merger and by operation of Rule 12g-3(a) under the Exchange Act, CBTC Virginia (the Registrant) is the successor issuer to CBTC Delaware, and CBTC Virginia’s common stock is deemed to be registered under section 12(b) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Registrant’s execution of the TARP Merger Letter Agreement, as discussed in Item 1.01 above, on January 1, 2014, the six senior executive officers of the Registrant each executed and delivered a waiver under which such officer voluntarily waived any claim against the Registrant or any of its directors, officers, employees and agents for any changes to such executive’s compensation or benefits that are required in order to comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended, and rules, regulations, guidance or other requirements issued under such act.

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A copy of the form of waiver signed by the senior executive officers is filed as Exhibit 10.4 to this Report and incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reincorporation Merger, CBTC Delaware, as the sole stockholder of CBTC Virginia, adopted and approved the amended and restated articles of incorporation and bylaws of the Registrant. A copy of the Virginia Charter (which includes the certificate of designations for the New Preferred Stock) is filed as Exhibits 3.1 and 3.2 to this Report and incorporated by reference into this Item 3.03. A copy of the Virginia Bylaws is filed as Exhibit 3.3 to this Report and incorporated by reference into this Item 3.03. As part of the Reincorporation Merger, the Registrant changed its name from “CBTC Virginia Corporation” to “Community Bankers Trust Corporation”.

Additional information about the Reincorporation Merger, a comparison of the Virginia Charter and the Virginia Bylaws with the Delaware Charter and Bylaws, and a comparison of the corporation laws of Delaware and Virginia can be found in CBTC Delaware’s definitive proxy statement for its 2013 annual meeting of stockholders, as filed with the Securities and Exchange Commission on May 13, 2013.

Item 8.01	Other Events.

On January 1, 2014, Community Bankers Trust Corporation, a Delaware corporation (defined earlier as CBTC Delaware) merged with and into its wholly owned subsidiary, CBTC Virginia Corporation, a Virginia corporation (defined earlier as CBTC Virginia and referred to throughout this Report as the Registrant), in order to reincorporate CBTC Delaware from the state of Delaware to the commonwealth of Virginia (defined earlier as the Reincorporation Merger). As part of the Reincorporation Merger, the Registrant changed its name from “CBTC Virginia Corporation” to “Community Bankers Trust Corporation”. CBTC Delaware and the Registrant effected the Reincorporation Merger pursuant to the Merger Agreement. The Reincorporation Merger was approved by CBTC Delaware’s Board of Directors on May 13, 2013 and submitted to a vote of, and approved by, CBTC Delaware’s stockholders on June 27, 2013.

As a result of the Reincorporation Merger, each share of the common stock and the preferred stock of CBTC Delaware issued and outstanding at the Effective Time has been automatically converted into a similar share of common stock and preferred stock, respectively, of the Registrant.

As a result of the transactions described above, the Registrant is the successor issuer to CBTC Delaware, pursuant to Rule 12g-3(a) under the Exchange Act. CBTC Delaware has been subject to the informational requirements of the Exchange Act and, in accordance with Section 12(i) thereof, has timely filed reports and other financial information with the Securities and Exchange Commission (the “SEC”), which documents are available free of charge on the SEC’s website at http://www.sec.gov.

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The last financial report filed by CBTC Delaware with the SEC was the Form 10-Q for the quarter ended September 30, 2013 and the last report was the Current Report on Form 8-K filed on October 25, 2013.

This Report is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to CBTC Delaware and is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reincorporation and Merger, dated as of May 13, 2013, by and between Community Bankers Trust Corporation, a Delaware corporation, and Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.1	Amended and Restated Articles of Incorporation of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.2	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.3	Amended and Restated Bylaws of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

4.1	Warrant to Purchase 780,000 Shares of Common Stock

10.1	TARP Merger Side Letter Agreement, dated January 1, 2014, between Community Bankers Trust Corporation, a Virginia corporation, Community Bankers Trust Corporation, a Delaware corporation, and the United States Department of the Treasury

10.2	Letter Agreement, dated December 19, 2008, including the Securities Purchase Agreement — Standard Terms incorporated by reference therein, between Community Bankers Trust Corporation, a Delaware corporation, and the United States Department of the Treasury, incorporated by reference to the Current Report on Form 8-K filed on December 23, 2008 (File No. 001-32590)

10.3	ARRA Side Letter Agreement, dated January 1, 2014, between Community Bankers Trust Corporation, a Virginia corporation, and the United States Department of the Treasury

10.4	Form of Waiver (Senior Executive Officers)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: January 7, 2014	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reincorporation and Merger, dated as of May 13, 2013, by and between Community Bankers Trust Corporation, a Delaware corporation, and Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.1	Amended and Restated Articles of Incorporation of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.2	Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock, Series A of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

3.3	Amended and Restated Bylaws of Community Bankers Trust Corporation, a Virginia corporation (formerly known as CBTC Virginia Corporation)

4.1	Warrant to Purchase 780,000 Shares of Common Stock

10.1	TARP Merger Side Letter Agreement, dated January 1, 2014, between Community Bankers Trust Corporation, a Virginia corporation, Community Bankers Trust Corporation, a Delaware corporation, and the United States Department of the Treasury

10.2	Letter Agreement, dated December 19, 2008, including the Securities Purchase Agreement — Standard Terms incorporated by reference therein, between Community Bankers Trust Corporation, a Delaware corporation, and the United States Department of the Treasury, incorporated by reference to the Current Report on Form 8-K filed on December 23, 2008 (File No. 001-32590)

10.3	ARRA Side Letter Agreement, dated January 1, 2014, between Community Bankers Trust Corporation, a Virginia corporation, and the United States Department of the Treasury

10.4	Form of Waiver (Senior Executive Officers)

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